UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )

☒ Filed by the Registrant	☐ Filed by a Party other than the Registrant
CHECK THE APPROPRIATE BOX:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☒    Definitive Additional Materials
☐    Soliciting Material Pursuant to §240.14a-12
Unisys Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☒ No fee required
☐ Fees paid previously with preliminary materials
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your **Vote** Counts!

UNISYS CORPORATION

2026 Annual Meeting
Vote by April 29, 2026
11:59 PM ET

unisys

UNISYS CORPORATION
801 LAKEVIEW DRIVE, SUITE 100
BLUE BELL, PA 19422

V84285-P45578

You invested in UNISYS CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on April 30, 2026.**

Get informed before you vote

View the Notice of 2026 Annual Meeting and Proxy Statement and 2025 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 16, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

April 30, 2026
8:00 a.m., Eastern Time

Virtually at:
www.virtualshareholdermeeting.com/UIS2026

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors Nominees:	
1a.	Nathaniel A. Davis	For
1b.	Matthew J. Desch	For
1c.	Philippe Germond	For
1d.	Deborah Lee James	For
1e.	John A. Kritzmacher	For
1f.	Paul E. Martin	For
1g.	Regina M. Paolillo	For
1h.	Troy K. Richardson	For
1i.	Roxanne Taylor	For
1j.	Michael M. Thomson	For
2.	Non-binding advisory vote to approve executive compensation.	For
3.	Ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for 2026.	For
4.	Approve the amendment to the Unisys Corporation 2024 Long-Term Incentive and Equity Compensation Plan.	For
5.	Approve the amendment to the Company's Restated Certificate of Incorporation to eliminate the supermajority voting provisions.	For

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V84286-P45578